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                                                                EXHIBIT 10(R)(7)

                          SUBSIDIARY SECURITY AGREEMENT
                                (with Schedule I)


     This SECURITY AGREEMENT is made and entered into as of this 28th day of June, 2001, among COVER-ALL SYSTEMS, INC., a Delaware corporation (the "Guarantor"), and JOHN ROBLIN, ARNOLD SCHUMSKY AND STUART STERNBERG (collectively referred to as "Lender"), and STUART STERNBERG, as agent for the Secured Party (the "Agent").

     WHEREAS, Lender, Agent and Cover-All Technologies Inc. (the "Borrower"), have entered into a Convertible Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which Lender will lend to the Borrower the aggregate principal amount of $400,000 evidenced by the Borrower's 8.00% Convertible Debentures of even date herewith (the "Debentures");

     WHEREAS, as a condition for entering into the Loan Agreement and providing the Loan, Lender required that Guarantor, a subsidiary of the Borrower, guarantee the Obligations of the Borrower and grant a security interest in the assets of Guarantors as collateral for such Guarantee;

     WHEREAS, Guarantors executed a Guarantee of even date herewith in favor of Lender (the "Guarantee"), whereby Guarantors guaranteed the due performance and full and prompt payment of all obligations and indebtedness of the Borrower arising under the Loan Agreement;

     WHEREAS, Renaissance US Growth & Income Trust PLC, a public limited company registered in England and Wales ("RUSGIT"), and BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales ("BFSUS") (RUSGIT and BFSUS collectively referred to as "Renaissance"), has loaned to Borrower on even date herewith, the aggregate principal amount of $1,400,000 evidenced by Borrower's 8.00% Convertible Debentures;

     WHEREAS, Renaissance, Renaissance Capital Group, Inc., a Texas corporation ("RCG"), and the Borrower have entered into a Pledge Agreement, certain Borrower Security Agreements and Subsidiary Security Agreements of even date herewith providing for the pledge and grants of security interests in the pledged Shares and the Collateral to secure the payment when due of the Obligations of the Borrower under the Loan Documents (as such terms are defined in the Convertible Loan Agreement among Renaissance, RCG and Borrower); and

     WHEREAS, Renaissance and Holder have entered into an Intercreditor Agreement of even date herewith setting forth the relative rights and responsibilities as creditors of Borrower;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

     1. GRANT OF SECURITY INTEREST. In order to secure payment when due of all Obligations now existing or hereafter incurred, Guarantors hereby irrevocably grant to Lender a first and prior security interest in the following property of Guarantors (the "Collateral"),

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whether now owned or existing, or hereafter acquired, owned, existing or arising
(whether by contract or operation of law), and wherever located, which shall be retained by Lender, until the Obligations have been paid in full and the Loan Agreement has been terminated.

              (i) All accounts (including inter-company receivables), contract rights, chattel paper and rights of payment of every kind (collectively, "Accounts") and instruments and general intangibles of Guarantor.

              (ii) All bank accounts of Guarantor.

              (iii) All monies and property of any kind of Guarantor, now or hereafter, in the possession or under the control of Lender, Agent or a bailee of Lender.

              (iv) All licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade names, assumed names, service marks and service mark applications and other intellectual property of Guarantor, as more particularly described on SCHEDULE 1 attached hereto and incorporated herein for all purposes.

              (v) All inventory, equipment (including any and all computer hardware and components), machinery and fixtures of Guarantor in all forms and wherever located, and all parts and products thereof, all accessories thereto, and all documents therefor.

              (vi) All books and records (including, without limitation, customer lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer programs, printouts and other computer materials and records) of Guarantor evidencing or containing information regarding or otherwise pertaining to any of the foregoing.

              (vii) All accessories to, substitutions for and all replacements, products and proceeds of the foregoing including, without limitation, proceeds of insurance policies insuring the Collateral (including, but not limited to, claims paid and premium refunds).

     2. INSURANCE ON COLLATERAL. Guarantors further warrant and agree that in each case where the terms of any such Accounts require the Guarantor or the account debtor named in such Account to place or carry insurance in respect of the property to which such Account relates, the Guarantor or the account debtor will pay for and maintain such insurance.

     3. DELIVERY OF RECEIVABLES. Upon Lender's or Agent's request, upon the occurrence of an Event of Default, the Guarantors will, at any reasonable time and at Guarantor's own expense, physically deliver to Lender or Agent all Accounts assigned to Lender at any reasonable place or places designated by Lender or Agent. Failure to deliver any Account, or failure to deliver physical possession of any instruments, documents or writings in respect of any Account shall not invalidate Lender's Lien and security interest therein, except to the extent that

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possession may be required by applicable law for the perfection of said Lien or security interest, in which latter case, the Account shall be deemed to be held by Guarantors as the custodian agent of Lender, for the benefit of Lender. Failure of Lender or Agent to demand or require Guarantors to include any Account in any schedule, to execute any schedule, to assign and deliver any schedule or to deliver physical possession of any instruments, documents or writings related to any Account shall not relieve Guarantors of their duty so to do.

     4. COLLECTION OF RECEIVABLES. Guarantors hereby agree that they shall use commercially reasonable efforts, at their sole cost and expense and in their own names, to promptly and diligently collect and enforce payment of all Accounts and Guarantors will defend and hold Lender harmless from any and all loss, damage, penalty, fine or expense arising from such collection or enforcement.

     5. FINANCING STATEMENTS. Guarantors agree to execute all financing statements and amendments thereto as Lender or Agent may request from time to time to evidence the security interest granted to Lender hereunder and will pay all filing fees and taxes, if any, necessary to effect the filing thereof. Wherever permitted by law, Guarantors authorize Lender or Agent to file financing statements with respect to the Collateral without the signature of Guarantors, and shall give notice thereof to the Guarantors. Without the written consent of Lender or Agent, Guarantors will not allow any financing statement or notice of assignment to be on file in any public office covering any Collateral, proceeds thereof or other matters subject to the security interest granted to Lender herein, unless such financing statement relates to a Permitted Lien.

     6. LENDER'S PAYMENT OF CLAIMS. Lender may, in its sole discretion, discharge or obtain the release of any security interest, lien, claim or encumbrance asserted by any Person against the Collateral, other than a Permitted Lien. All sums paid by Lender in respect thereof shall be payable, on demand, by Guarantors to such Lender and shall be a part of the Obligations.

     7. DEFAULT AND REMEDIES.

        (a) Guarantors shall be in default hereunder upon the occurrence of an Event of Default, as set forth in the Loan Agreement.

        (b) Upon the occurrence of any Event of Default which shall be continuing, (i) unless Lender or Agent shall elect otherwise, the entire unpaid amount due under the Guarantee as are not then otherwise due and payable shall become immediately due and payable without notice to Guarantors or demand by Lender or Agent and (ii) either Lender or Agent may at its or their option exercise from time to time any and all rights and remedies available to them under the Uniform Commercial Code or otherwise, including the right to foreclose or otherwise realize upon the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and Guarantors agree that any of Lender, Agent or their nominee may become the purchaser at any such sale or sales. Guarantors agree that twenty (20) days shall be reasonable prior notice of the date of any public sale or other disposition, if the same may be made. All rights and remedies granted Lender hereunder or under any other agreement between Lender and Guarantors shall be deemed concurrent and cumulative and not alternative, and Lender, or Agent on its behalf, may proceed with any number of remedies at the

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     same time or at different times until all the Obligations are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of or an election against any other right or remedy. Guarantors shall pay to Lender or Agent, on demand, any and all expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by Lender or Agent (i) in the prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Guarantee, the Collateral or any of Lender's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of the Collateral, the incurring of all of which are hereby authorized to the extent Lender or Agent deem the same advisable. Guarantors' liability to Lender or Agent for any such payment shall be included in the Obligations. The proceeds of any Collateral received by Lender or Agent at any time before or after default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Obligations and in such order and manner as Lender or Agent may elect.

     8. REPRESENTATIONS AND COVENANTS OF GUARANTOR. Guarantor hereby represents to and agrees with Lender as follows:

        (a) Guarantor owns the Collateral as sole owner, free and clear of any Liens, other than Permitted Liens.

        (b) So long as any amounts due pursuant to the Loan Agreement remain unpaid, Guarantor agrees not to sell, assign or transfer the Collateral, other than the sale of Collateral in the ordinary course of business, and to maintain it free and clear of any Liens, other than Permitted Liens.

     9. MISCELLANEOUS.

        (a) This Agreement shall bind and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns, except that Guarantor shall not assign any of its rights hereunder without the prior written consent of the holders of more than 50% of the principal amount of the then outstanding Debentures.

        (b) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

        (c) All issues arising hereunder shall be governed by the laws of the State of New York.

        (d) Guarantor hereby consents to the jurisdiction of the courts of the State of New York in any action or proceeding which may be brought against them under or in connection with this Agreement or any transaction contemplated hereby or to enforce any agreement contained herein, and in the event any such action or proceeding shall be brought against one or both of them, Guarantors agree not to raise any objection to such

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     jurisdiction or to the laying of venue in New York County, New York or, if applicable, any other county in any state in which Collateral is located.

        (e) Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified or registered mail or sent by overnight service, such as FedEx, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.


     If to Guarantor to:

     Cover-All Systems, Inc.
     18-01 Pollitt Drive
     Fair Lawn, NJ 07410
     Attn.:   John W. Roblin
              Chairman and CEO
     Telephone:        (201) 794-4800
     Facsimile:        (201) 475-9287

     with a copy to:

     Piper Marbury Rudnick & Wolfe LLP
     1251 Avenue of the Americas
     New York, New York 10021
     Attn: Leonard Gubar, Esq.
     Telephone:        (212) 835-6020
     Facsimile:        (212) 835-6001

     If to Lender to:

     John Roblin
     c/o 18-01 Pollitt Drive
     Fair Lawn, NJ 07410
     Attn.:   John W. Roblin
              Chairman and CEO
     Telephone:        (201) 794-4800
     Facsimile:        (201) 475-9287

     Arnold Schumsky
     c/o Spear, Leeds & Kellogg
     120 Broadway
     New York, New York  10271
     Telephone:        (212) 433-7046
     Facsimile:        (212) 433-7299

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     and

     Stuart Sternberg
     c/o Spear, Leeds & Kellogg
     120 Broadway
     New York, New York  10271
     Telephone:        (212) 433-7046
     Facsimile:        (212) 433-7299

     If to Agent to:

     Stuart Sternberg
     c/o Spear, Leeds & Kellogg
     120 Broadway
     New York, New York  10271
     Telephone:        (212) 433-7046
     Facsimile:        (212) 433-7299

     Any notice delivered personally in the manner provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided herein will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.

         (f) Capitalized terms used herein, unless otherwise defined herein, have the definitions given them in the Loan Agreement among Borrower and Lender, Agent.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK;
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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year written above.

                                   COVER-ALL SYSTEMS, INC.


                                   By:      /s/ John W. Roblin
                                            ------------------------------------
                                            John W. Roblin, Chairman and CEO

                                   LENDER:


                                   By:      /s/ John Roblin
                                            ------------------------------------
                                            John Roblin


                                   By:      /s/ Arnold Schumsky
                                            ------------------------------------
                                            Arnold Schumsky


                                   By:      /s/ Stuart Sternberg
                                            ------------------------------------
                                            Stuart Sternberg


                                   AGENT:


                                   By:      /s/ Stuart Sternberg
                                            ------------------------------------
                                            Stuart Sternberg


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